                                     SEARS

                              1999 ANALYST MEETING


                               Arthur C. Martinez
                      Chairman and Chief Executive Officer


                               February 17, 1999

1998 WAS A YEAR OF CONSIDERABLE CHALLENGES
--------------------------------------------------------------------------------



       Accomplishments

--  Turned around Credit business

--  Revenue performance and
    share gains in hardlines
    authority categories

--  Favorable development of
    Dealer and Hardware stores

--  Continued improvements in
    Sears Canada

--  Strong comprehensive
    expense management

--  Disposed of underperforming
    non-strategic businesses

          Shortfalls

--  Shareholder value creation
    below standard and industry
    performance

--  Weak apparel sales and
    margin

--  Tire Group underperformed

--  Deceleration of Home
    Services growth rate

WE ARE COMMITTED TO A TANGIBLE SET OF INITIATIVES
FOCUSED ON DELIVERING MEASURABLE SHAREHOLDER VALUE
--------------------------------------------------------------------------------
                                                                 1999 Priorities

--  Revitalize full line store revenue and profit growth

--  Continue to imbed improvements in credit performance

--  Aggressively manage costs and cash flow

-- Innovate and grow opportunities defined by customer authority and meaningful value-creation potential

    - Home Services

    - Specialty Retail

    - Electronic Commerce

REVITALIZE FULL LINE STORE REVENUE AND PROFIT GROWTH
--------------------------------------------------------------------------------
                                                    Winning Strategic Advantages

--  Uniquely positioned to satisfy growing value sophistication
    - Unparalleled assortment
    - Combine mall vitality with value leadership
    - Superior customer information and database management capabilities
    - Singular cross-marketing and financing abilities
    - Size and scope to leverage vendor partnerships

--  Customer satisfaction measures improving

--  Locations are excellent

--  Cost structure not an impediment to effective competition
    - Own/ground lease 481 mall locations
    - Most lease arrangements over 18 years old

--  Demonstrating consistent leverage gains on operating expenses

--  5% retail operating margin goal appropriate and attainable

REVITALIZE FULL LINE STORE REVENUE AND PROFIT GROWTH
--------------------------------------------------------------------------------
                                                      Extend Hardlines Dominance

--  Appliance share up 100 basis points in 1998
    - Our most authoritative business
    - Unrivaled assortment, service, financing, store experience, and assurance
    - Basis for innovative format extensions
    - Targeting additional appliance share growth

--  Consumer electronics product cycle will drive revenue and share gains
    - Leadership in high-value, complex product lines
    - Knowledgeable selling proposition

--  Tool and Lawn & Garden superstore
    - Craftsman brand surrounded by powerful national brand assortment and key frequency items

REVITALIZE FULL LINE STORE REVENUE AND PROFIT GROWTH
--------------------------------------------------------------------------------
                                      Reestablish Apparel Momentum with an
                                      Unequivocal Statement of Whole-House Value

--  Softlines business has grown at high single digit CAGR since 1993

--  Product and pricing largely in place

--  Marketing message needs revitalization
    - Rebalance pre-print and broadcast messages
    - Introduce stronger value message to branding
    - Stronger whole-house emphasis

--  Clarity of in-store offer to improve
    - Assortment edit underway
      - Eliminating non-value added elements
      - Building brand presence
    - Rolling out significant presentation enhancements

CONTINUE TO IMPROVE CREDIT PERFORMANCE AND GROWTH
--------------------------------------------------------------------------------

-- Portfolio charge-off rate declined sharply
   - 138 basis points during the year on $28 billion base
   - Powerful, sustainable management initiatives

-- Achieved 8% operating profit growth versus plan of -20%

-- Restore focus on balance growth
   - Card repositioning
   - New value proposition

ACCELERATE SERVICES GROWTH IN NEW AND EXISTING CHANNELS
--------------------------------------------------------------------------------
                                               Reestablish Home Services Growth
                                               Commensurate with the Opportunity

--  Home Services comprised of three related businesses
    - Product Services
    - Maintenance Agreements
    - Home Improvement Services

--  Product Services and Service Contracts had solid 1998

--  Home Improvements Services disappointed
    - Roofing, Siding, Carpet, Pest Control, HVAC
    - Multiple business models united by brand name

--  New leadership focus
    - Marketing effectiveness
    - Vertical mechanisms to support consistency
    - Horizontal mechanisms to support leverage
    - Effective quality control

ACCELERATE SERVICES GROWTH IN NEW AND EXISTING CHANNELS
--------------------------------------------------------------------------------
                                               Home Services Opportunity Remains
                                               Extraordinarily Attractive

--  Structurally conducive to consolidation and market growth
--  Entry/expansion/alliance costs for Sears incrementally low
--  Competitive advantage from connection with Sears

ENDURING PRECEPTS FOR A SEGMENTED AND MULTI-CHANNEL WORLD
--------------------------------------------------------------------------------
                                                            Strategic Priorities

            1993

--  Focus on core businesses
    where we can win

--  Position Sears as a
    Compelling Place to Shop

--  Achieve local market focus

--  Accelerate pace of cost
    reduction

--  Build a winning culture



            1999

--  Focus on winning with
    customers

--  Sears as a Compelling
    Place to Shop

--  Targeted offers

--  Cost/asset productivity

--  Winning culture

AGENDA
--------------------------------------------------------------------------------

 8:00 am:    --  Arthur Martinez
             --  Finance - Alan Lacy
             --  Full Line Stores - Bob Mettler & Jim Clifford
             --  Marketing and Customer lnformation - Mark Cohen
             --  Q&A
             --  Break

10:25 am:    --  Home Services - Rich Srednicki
             --  Credit - Alan Lacy
             --  the great indoors film
             --  Specialty Retailing and E-Commerce
                 - Home Stores - Bill Salter
                 - Tire Group - Paul Baffico
                 - E-Commerce - Jane Thompson
             --  Q&A
             --  Merchandising and Presentation Initiatives

12:30 pm:    --  Lunch

 2:00 pm:    --  Buses Depart for Woodfield Mail

 2:30 pm:    --  Sears at Woodfield Mall - Al Stewart

 4:15 pm:    --  Conclude

SUMMARY
--------------------------------------------------------------------------------

--  Our challenges are clear and being addressed

--  Our sense of urgency is high

--  Resumption of revenue growth and appropriate profit conversion is critical

--  Revitalized marketing is a key ingredient

--  Must also maintain focus on and invest in new channels

                                     SEARS

                              1999 ANALYST MEETING

-------------------------------------------------------------------------------
                                   FINANCE
-------------------------------------------------------------------------------

                                  Alan J. Lacy
                           Chief Financial officer and
                                President, Credit

                               February 17, 1999

SEARS - Finance

Divestitures
-------------------------------------------------------------------------------

              Disposed of Two Low Return, Non-strategic Businesses

Western Auto
         - Sold to Advance Auto Parts for $175M in cash, $75M tax benefit

         - 40% continuing interest

         - Cap ex savings $50-100M
HomeLife
         - Sold to CVC partners for $100M in cash, $10M note

         - 19% continuing interest

         - Cap ex savings $10M

SEARS - Finance

   DOMESTIC CASH FLOW

             We Expect to Generate Meaningful Free Cash Again in 1999


                                                                                                 1999
                                                                           1998               Projections
                                                                           ----          --------------------

 Domestic cash flow before cap ex

       Retail/Services                                                     $1,300         1,100   -  $1,4OO
       Credit*                                                                800           800         900
                                                                             ----        --------------------
          Cash generated                                                    2,1OO         1,900       2,300


Capital expenditures                                                      (1,100)       (1,000)   - (1,100)
Dividends                                                                   (300)               (350)
                                                                         ----------     --------------------
          Cash flow before acquisitions/divestitures                          700           550   -     850



          Divestitures                                                        250                100
          Acquisitions                                                       (50)                TBD
                                                                         -----------     -------------------
          Free cash                                                          $900          $650   -    $950






* Credit card receivables are funded at a 9 to 1 debt to equity ratio

SEARS -Finance

   1999 EARNINGS OUTLOOK
-------------------------------------------------------------------------------
                                                   Our Earnings Outlook for 1999

- Earnings guidance: EPS up low double digit percentage from $3.32

-Improvement in retail driven by
  -Low single digit percentage increase in same store sales
  -Modest gross margin rate improvement
  -Continued expense leverage

-Credit earnings to be up
  -Revenue and receivables decline
  -Continued favorability in provision of uncollectible accounts

- Earnings improvements in both Services and International

- Earnings increases are planned for each quarter

                                     SEARS


                              1999 ANALYST MEETING


--------------------------------------------------------------------------------
                                FULL-LINE STORES
--------------------------------------------------------------------------------


                                Robert L. Mettler
                            President, Merchandising
                                James R. Clifford
                             Chief Operating Officer

                                February 17, 1999

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
PERFORMANCE BY CATEGORY
--------------------------------------------------------------------------------
         Change in Comparable Sales

- Lawn & Garden                        +9%
- Home Appliances                      +8
- Home Electronics                     +4
- Hardware                             -1
- Home Office                         -10

- Cosmetics                           +12%
- Fine Jewelry                         +7
- Home Fashions                        +2
- Footwear                             -1
- Women's                              -1
- Children's                           -2
- Men's                                -4

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
APPAREL SALES PERFORMANCE
--------------------------------------------------------------------------------


-- Promotional intensity of traditional department stores increasing

   - Deeper percentage reductions
   - Layered promotions

-- Alternative formats gaining acceptance
   - Clear, simple proposition
   - Ease of shopping

-- Expanded apparel vendor base created over-assorted position
   - Lack of clarity
   - Difficult shopping experience

-- Not communicating price/value message effectively

-- Lack of newness in inventory

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
1999 PRIORITIES
--------------------------------------------------------------------------------

-- Defend and grow market share in key hardlines authority categories

-- Create greater clarity in apparel offering
   - Reduced vendor base
   - Increased shop presentation
   - Build private brands
   - Acquire unique, differentiated product

-- Enhance marketing message to reflect reality of value offering

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
DEFEND AND GROW MARKET SHARE
--------------------------------------------------------------------------------
-- Continue to build appliance market share
   - All brands/BrandsNet
   - Price Leadership
   - Surround with Credit/Service
   - Unquestioned authority

-- BUILD ELECTRONICS SHARE AT HIGH END OF PRODUCT/PRICE RANGE
   - All key brands
   - Value-added selling
   - New product cycle

--REINFORCE AUTHORITY ON HARDWARE BUSINESS
  - New in-store shop
  - Extended national brand offering

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
MARKETING
--------------------------------------------------------------------------------

-- More store-wide events to broaden our appeal
   - 50% of preprints will be storewide promotions

-- Ensure preprint sends consistent whole house value message

-- Add aggressive item promotions to drive footsteps

-- Drive outlet/value message in all brand marketing

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
KEY APPAREL PRIORITIES
--------------------------------------------------------------------------------

-- Reduce vendor base by at least 15%
   - Clearer statements
   - In-stock/in-depth

-- Reinforce successful private brand program with clearer in-store shop/presentation elements
   - Support Crossroads/FieldMaster with brand advertising

-- Continue to add customer credibility with additional national brands

-- Reduce prices on fashion basics/commodity items
   - Respond to alternative formats
   - Support item promotions

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
IN-STORE EXECUTION
--------------------------------------------------------------------------------

-- Shift capital from remodels to in-store merchandise concept rollouts

-- Roll-out merchandising initiatives
   - Modular shop concepts
   - Proprietary brands

-- Add new categories

   - Dinnerware      - Flatware
   - Storage         - Glassware
   - Gifts           - Gardening


               CAPITAL INVESTMENT LEVELS WILL BEGIN TO DECLINE,
              AS MAJOR REMODEL/SPACE RECAPTURE PROGRAM CONCLUDES

                                    Number of stores*

                          1993             87
                          1994            149
                          1995            131
                          1996            112
                          1997            115
                          1998            111
                          1999             76

* Number of stores includes new locations, expansions, relocations and remodels.

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
NEW CAPITAL FOCUS ON MERCHANDISING INITIATIVES/UPDATING
--------------------------------------------------------------------------------

                 1999 Capital Plan
                 -----------------

-- New stores/Relocation                  $270M
   - 20 new
-- Remodel Program                        $185M
   - 124 stores available
   - 2.1 M sq. ft. opportunity
     for recapture
-- Merchandising                          $ 75M

SEARS
--------------------------------------------------------------------------------
Full-Line Stores
--------------------------------------------------------------------------------
MARGIN IMPROVEMENT

--  Better inventory position going into 1999
    -  $50M lower Apparel inventory
    -  Weekly inventory management to improve flow

--  Continue strategic sourcing efforts
    -  Program to date savings of $650M
    -  Addressing nearly $1B in cost in 1999

--  Increase direct import program by 12%

SEARS
--------------------------------------------------------------------------------
Full-Line Stores
--------------------------------------------------------------------------------
1999 OPERATIONAL REVIEW

                     -- Customer Service

                     -- Asset Productivity

                     -- Cost Management

                     -- Organizational Design

SEARS
--------------------------------------------------------------------------------
Full-Line Stores
--------------------------------------------------------------------------------
SUPPLY CHAIN ASSESSMENT

--  Productivity competitive today

--  Progress over last few years
    - Reduced logistics expense ratios from 6.1 % to 5.5%
    - Reduced cycle time on fashion goods by one-half
    - Inventory leverage improved from 50% to 51 %

--  Future systems plan targeted to improve productivity

--  Opportunity exists (is required) to improve significantly

SEARS
--------------------------------------------------------------------------------
Full-Line Stores
--------------------------------------------------------------------------------
ACTION PLAN/APPROACH

--  Balanced (Productivity/In-stock)

--  Two tracks
    - Systems (longer term)
    - Process (shorter term)

--  Organize
    - Dedicated team
    - Cross-functional
    - Re-engineer processes
      - Across the company
      - Business-by-business
    - Utilize systems to institutionalize change

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
GOALS - IMPLICATIONS
--------------------------------------------------------------------------------

-- Goal: Improve 1 full turn over next 4 years

-- Inventory Take Out                  $850M
   - Borrowing cost                    $ 40M
-- SVA increase of                     $100M
-- 5 Turns and 60 Day Terms

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
COST MANAGEMENT
--------------------------------------------------------------------------------

-- Continued good progress
   - Corporate
   - Full-line stores

-- Benchmarking
   - Organization
   - Processes
   - Functions

-- Cost/productivity/efficiency major focus

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
COST MANAGEMENT
--------------------------------------------------------------------------------

-- Action plan
   - Tight control
   - Three tier review underway
     - Stores
     - Field
     - Home Office

-- Objective
   - No "Event"
   - Bolster/protect earnings

SEARS - Full-Line Stores
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

-- 1998 a difficult year

-- Understand issues/clear priorities
   - Sales momentum
   - Marketing
   - Capital realignment
   - Service
   - Costs
   - Asset productivity

-- Organized for focus and results

                                      SEARS

                              1999 ANALYST MEETING

--------------------------------------------------------------------------------

                                  HOME SERVICES

--------------------------------------------------------------------------------



                                 Rich Srednicki
                                    President

                                February 17, 1999

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
Current Performance
-------------------------------------------------------------------------------
                                                                   Ups and Downs

UPS
     -  Awareness of Sears
        HomeCentral
     -  Transformation of Product
        Services Business
     -  Segmentation Driving Improved
        Profitability of Service Contracts

DOWNS
     -  Performance of Home
        Improvements Businesses
     -  Execution not Supporting
        Strategy
     -  Marketing Focus and
        Effectiveness

GOING-FORWARD
     -  Revisiting Our Executional Priorities to Get Back on Track
     -  Excited About Our Long-Term Growth Prospects

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
BUSINESS FOCUS: PRODUCT SERVICES
-------------------------------------------------------------------------------

WORLD CLASS
    -    National Coverage
    -    Retail Sales Linkages
    -    Technician Effectiveness and Training
    -    Technology

COMPETITIVE
    -    Telephone Processes
    -    Marketing
    -    Problem Resolution

NEEDS IMPROVEMENT
    -    Fulfillment Around Rural Markets
    -    Cross Selling
    -    New Product Development

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
BUSINESS FOCUS: SERVICE CONTRACTS
--------------------------------------------------------------------------------

WORLD CLASS
     -   Retail Linkages
     -   Customer Segmentation
     -   Marketing Expertise

COMPETITIVE
     -   Technology
     -   Measurement Systems

NEEDS IMPROVEMENT
     -   CROSS SELLING
     -   NEW PRODUCT DEVELOPMENT

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
BUSINESS FOCUS: HOME IMPROVEMENTS SERVICES
--------------------------------------------------------------------------------

WORLD-CLASS
     -  Leveraging Customer Information
     -  Repeat Customers for Company

COMPETITIVE
     -  Contractor Management
     -  New Product Development
     -  Direct Marketing Expertise
     -  Problem Resolution Processes

NEEDS IMPROVEMENT
     -  Business Model Development
     -  Cross Selling
     -  Acquisition Integration Leverage

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
BUSINESS FOCUS: MARKETING EFFECTIVENESS
--------------------------------------------------------------------------------
                                                      Home Improvements Services

-  New advertising for in-home services
-  Renewed emphasis on customer satisfaction
-  Direct Response testing matrix
-  Improved Retail linkages
-  Unique selling proposition research by product
-  New product development
-  Cross selling test

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
BUSINESS MODEL REVIEW FOCUS ON TWO LEVERS
--------------------------------------------------------------------------------


                    -  Understand attribute importance
1. Customer         -  Establish customer relationship
   Acquisition      -  Redesign lead generation strategy
                    -  Generate cross selling opportunities

                    -  Review ownership structure
2. Fulfillment      -  Amend licensee agreements
                    -  Leverage core competencies
                    -  Enhance repeat/referral business


Create A Superior Value Proposition For The Customer

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
IMPERATIVE #1: BUILD THE CUSTOMER RELATIONSHIP
ACROSS THE CORRIDOR
--------------------------------------------------------------------------------


                      HOME        CARPET    HOUSEHOLD    KITCHEN &    SIDING      LAWN      HOME         NEW       HOME
[PHOTO]             INSPECTION   CLEANING     HELP        BATH       [Current]    CARE    SECURITY      PATIO     WARRANTY
BUY A HOME,                      [Current]               [Current]              [Current]  [NEW]                  [FUTURE]
 CONDO OR
RENT APARTMENT       MOVING       HOUSE        PEST      APPLIANCE     NEW        NEW      NEW/AC     PAINTING         DIY
                     COMPANY     CLEANING     CONTROL     REPAIRS    WINDOWS      ROOF     FURNACE    [Current]       PARTS
                                             [Current]   [Current]   [Current]   [Current] [Current]                 [Current]


            [ ] CURRENT               [ ] NEW           [ ] FUTURE

     -  Understand Customer Needs (Segmentation)
     -  Establish Product/Service Authority
     -  Distribution Channel Effectiveness
     -  Fulfillment Consistency
     -  Leverage Customer Experience
     -  Extend Core Competencies

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
IMPERATIVE #3: WIN AGAINST THE COMPETITION
--------------------------------------------------------------------------------



                       1. SUPERIOR CUSTOMER SATISFACTION



4. BUSINESS                         SEARS               2. BUSINESS MODEL
   INFRASTRUCTURE                    HOME                  IMPROVEMENTS
   RATIONALIZATION                 SERVICES


                    3. CROSS SELLING & RELATIONSHIP LINKAGES

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
MAKING CHANGE HAPPEN: BEHAVIORS
--------------------------------------------------------------------------------

Performance                      Business                        Desired
  Drivers                       Objective                        Outcomes

- Quality

- People                                                       Market Share
                                                                  Growth
- Effectiveness                  Customer
                               Satisfaction
- Innovation                                                    Compelling
                                                            Financial Returns
- Risk

SEARS - HOME SERVICES
--------------------------------------------------------------------------------
Bottom Line
--------------------------------------------------------------------------------

     - Home Services market opportunity very big

     - Sears has significant advantages competing in this market

     - Major elements of current business portfolio performing very well

     - Aggressive actions being taken to address underperforming businesses

                                      SEARS


                              1999 ANALYST MEETING

-------------------------------------------------------------------------------
                                     CREDIT
-------------------------------------------------------------------------------

                                  Alan J. Lacy
                           Chief Financial Officer and
                                President, Credit

                               February 17, 1999

SEARS - Credit

     SEARS CREDIT REMAINS AMONG THE MORE PROFITABLE
     CREDIT ISSUERS
--------------------------------------------------------------------------------


                              1998 After Tax ROAR
                              -------------------


                              Providian      2.6%

                              Sears Credit   2.4%

                              Capital One    1.8%

                              Metris         1.6%

                              Discover       1.5%*

                              MBNA           1.5%

                              Industry       1.5%


*Estimate

SEARS - Credit

1998 FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------
                          Actual Charge-off Experience Was Significantly
                          Better Than Expectations



                       [1998 FINANCIAL PERFORMANCE GRAPH]


            1997 Actual         Expected 98          Actual 98
Q1             342.1               581                 575.1
Q2               382               581                 515.2
Q3             470.6               581                 505.6
Q4             541.7               581                 464.3


- $280 Million 1998 Earnings Benefit from Actual versus Expected Results

SEARS - Credit

     ACTIONS TAKEN
--------------------------------------------------------------------------------
             In 1998, We Also Improved Capabilities for the Future



- Risk and Collections

  - Enhanced systems and modeling capabilities
  - Increased staffing

- New Systems Platform (Total Systems)

  - Allows for new products and flexible pricing
  - Phase one successfully completed in October 1998

- Account Services

  - New systems to improve customer service and productivity

SEARS - Credit

     1999 OUTLOOK
--------------------------------------------------------------------------------
                                          1999 Financial Drivers Similar to 1998


- Expect high single digit earnings growth from continued provision improvement

- Receivables likely to decline
  -Continued share loss
  -Higher payment rate

- Continued investment in future capabilities
  -Risk management activities
  -Total Systems conversion
  -Sears Card repositioning

SEARS - CREDIT

     1999 OUTLOOK
--------------------------------------------------------------------------------
                                    The Key Issue for 1999 Is Receivables Growth

- Industry growth is slowing

- Consumers are showing increasing preference for cash payment

- Competition from home equity and consolidation loan industry is increasing

- Current Sears Card offering is not aligned with all of our customers' needs

     The value proposition of the Sears Card will be enhanced in 1999 to make it more compelling

SEARS - CREDIT

     1999 OUTLOOK
--------------------------------------------------------------------------------
                                                        Sears Card Repositioning

Objective:                  Reestablish Profitable
                                Revenue Growth



STRATEGIES:    Protect Existing Core                   Acquire New Core
                    Customers                             Customers

Examples: -Increase sales from existing        -Target heavy Sears shoppers
           Sears Card revolvers with targeted   who revolve on other cards
           promotions

          -Reduce attrition with enhanced      -Target destination shoppers (eg.
           value                                Appliance, Auto) with tailored
                                                products
          -flexible pricing/rewards

SEARS - CREDIT

     1999 OUTLOOK
--------------------------------------------------------------------------------
                                    Successful Repositioning Will Drive Targeted
                                    Account Acquisition Programs

                                  NEW ACCOUNTS
                                   (MILLIONS)

               1997            1998            1999P
               4.2             3.9             3.8                       -Booked
               3.0             3.1             3.1                       -Active

SEARS - CREDIT

     1999 OUTLOOK
--------------------------------------------------------------------------------
                                           Strong Support of Retail and Services

     - New products
       - Commercial
       - Home improvement
       - Gift card

     - Continued gains from investments in
       collections capabilities

     - Promotional support
       - Special sales/offers
       - 0% financing

     - Cross-selling
        - Insurance
        - Clubs, and services
        - Merchandise

SEARS - CREDIT

      SUMMARY
--------------------------------------------------------------------------------


     - Significant progress on portfolio performance

     - Building capabilities for future growth and profitability

     - Focused on supporting Retail and Services growth initiatives

                                     SEARS

                                      1999
                                ANALYST MEETING

--------------------------------------------------------------------------------
                                ONLINE STRATEGY
--------------------------------------------------------------------------------

                                 Jane Thompson
                            President, Sears Direct

                               February 17, 1999

SEARS DIRECT
--------------------------------------------------------------------------------
The Internet Opportunity
--------------------------------------------------------------------------------

--  Internet Retailing: Real and growing explosively

--  Internet Ubiquitous = Electricity
--  Very Concentrated: Top 10 = 51% of revenues
--  First Mover Advantage: Amazon, E-Schwab
-- Virtual Brands Leading: Amazon, Beyond.com, eToys, CDNow, N2K, Peapod -- Shareholders Value Creation: 5x to 170x
                                market cap/sales

--  Still in the "Model T" era of development

SEARS DIRECT
--------------------------------------------------------------------------------
Internet: Keys To Success
--------------------------------------------------------------------------------

--  Focus and dominate - not a million SKU's
    - Superior Product + Services + Solutions
    - Exceptional customer service

--  Provide unique personalized customer experience

--  Reach doesn't come cheap: 25-65% A to S ratio

--  Continually enhance and update web site

--  Integrate multiple channels

--  Engage the "sales force" - don't fight them

SEARS DIRECT
--------------------------------------------------------------------------------
SEARS ONLINE STRATEGY
--------------------------------------------------------------------------------


                    "Dominate Areas of Greatest Authority"

--  Sears Greatest Authority - The Home

--  Value Creation/Protection

--  Clear Superiority/Differentiation

--  Ready Capabilities

--  Size/Scale/Volume

--  Internet Compatibility: Information Intensity

SEARS DIRECT
--------------------------------------------------------------------------------
SEARS "APPLIANCE.COM"
--------------------------------------------------------------------------------


                     SUPERIOR           SUPERIOR                                              SUPERIOR
   SUPERIOR          DELIVERY/           REPAIR         SUPERIOR         SUPERIOR           INFORMATION/
  APPLIANCES       INSTALLATION         SERVICES          PARTS           CREDIT             SOLUTIONS
-- All major       -- 48 hour         -- All brands    -- All brands    -- SearsCard       -- Appliance
   brands and         delivery                                                                Repair Tips
   models             target          -- 24/7 Order-   -- Appliance     -- Special
                                         taking           Schematics       Financing       -- Product
-- Detailed        -- 2 hour                                               Programs           usage tips
   features           delivery        -- Emergency     -- Online/on
                      window             Service          phone         -- All major       -- Link to
-- Online/On                                              technicians      credit             related
   phone           -- Evenings        -- Online/on                         cards              sites
   brand              and                phone
   masters            weekends           technicians

                                      -- Maintenance
                                         agreements



                            SATISFACTION GUARANTEED
                                     SEARS

SEARS DIRECT
--------------------------------------------------------------------------------
E-COMMERCE APPLIANCE COMPETITORS
--------------------------------------------------------------------------------



         Sears               Net Market         iQVC      Value America
         -----               ----------         ----      -------------
                            Members Only
          Online                Yes              Yes           Yes
         Commerce
         ---------------------------------------------------------------
         2,000 SKU's           650 est.        400 est.      500 est.
         ---------------------------------------------------------------
         2 to 7 day          21 to 28 days  7 to 10 days   7 to 10 days
         delivery promise
         ---------------------------------------------------------------
            Store
         Promotional           Below MAP          MAP            MAP
           Pricing
         ---------------------------------------------------------------
          All major             Amana          Whirlpool       Amana
          brands +               G.E.                            G.E.
          Kenmore             Frigidaire
                                Maytag
                               Whirlpool


SEARS DIRECT
--------------------------------------------------------------------------------
SEARS ONLINE: LEVERAGING SEARS MARKETING
--------------------------------------------------------------------------------


--  Goal: Ubiquitous web branding
    - Preprint (eValues)           - Branded merchandise
    - TV/radio                     - SearsCards/statements
    - In-store signing             - Direct mail
    - Shopping bags                - Receipts

--  Goal: New programs (New Movers Club)
--  Goal: Leveraging the total marketing budget
--  Goal: Extensive online media

SEARS DIRECT
--------------------------------------------------------------------------------
SEARS ONLINE: SUMMARY
--------------------------------------------------------------------------------

1999 Strategies

     --  Leverage the Sears brand
     --  Be the definitive online source for homeowners
     --  Go deep in key categories
     --  Deliver a flawless experience to the customer
     --  Invest in long-term customer relationships

                         "APPLIANCE.COM" - COMING SOON

                                      SEARS

                              1999 ANALYST MEETING

--------------------------------------------------------------------------------
                                   HOME STORES
--------------------------------------------------------------------------------
                                   BILL SALTER
                                    PRESIDENT

                                February 17, 1999

SEARS - Home Stores
--------------------------------------------------------------------------------
ACHIEVED ALL MAJOR FINANCIAL OBJECTIVES IN 1998
--------------------------------------------------------------------------------





               --Exceeded plan revenues

               --Exceeded plan profits

               --A productive year for bringing critical
                 issues to closure

SEARS - Home Stores
--------------------------------------------------------------------------------
UNIT GROWTH IN 1999 WILL FOCUS ON DEALER STORES
--------------------------------------------------------------------------------




                                               Net Change
                          1997              ----------------          1999
                         Stores             1998       1999P         Stores
                         ------             ----       -----         ------
Hardware Stores            255              +10          +20           285
Dealer Stores              576              +77         +170           823
the great indoors            -               +1           +1             2
Commercial Sales*           61              +17          +20            98
                           ---              ---         ----          - --
Home Stores                892              105          211          1208
                           ===              ===         ====          ====



*Represents showroom locations

SEARS - Hardware Stores
--------------------------------------------------------------------------------
1999 PRIORITIES
--------------------------------------------------------------------------------




--Expect strong comparable sales growth
  - Exceed industry performance
  - Continue to improve square footage productivity

--Implement Orchard Supply Hardware's superior customer service model in Sears Hardware Stores

--Additional profit growth

SEARS - Dealer Stores
--------------------------------------------------------------------------------
1999 PRIORITIES
--------------------------------------------------------------------------------




           --Open 170 new stores (net)

           --Optimize business processes
             -Store opening
             -Merchandising
             -Store support

           --Improve local tailoring of merchandise selection

           --Sustain rate of return on invested capital

           --Design and test a new concept

SEARS - Commercial Sales
--------------------------------------------------------------------------------
1998 A SUCCESSFUL YEAR FOR COMMERCIAL SALES
--------------------------------------------------------------------------------




--1998 ACCOMPLISHMENTS
  -Exceeded both revenue and profit plan
  -Acquired McPhails Appliance Builder Distributors
  -Opened 13 Appliance Select units

--1999 PRIORITIES
  -Open 10 Appliance Select units
  -Expand Florida Builder Appliances and McPhails Appliance
   Builder Distributors
  -Acquire additional builder distributors in high growth markets

                                     SEARS

                              1999 ANALYST MEETING

--------------------------------------------------------------------------------
                                   TIRE GROUP
--------------------------------------------------------------------------------
                                  PAUL BAFFICO
                                    PRESIDENT

                               February 17, 1999

SEARS - Tire Group
--------------------------------------------------------------------------------
We completed the Merger Of Parts America With
Advance Auto Parts In November 1998
--------------------------------------------------------------------------------



--The merger allows Sears to continue to grow an attractive format without committing additional capital

--Allows a specialty retail management team to do what they do best

--Sears 40% stake in Advance provides shareholders with upside potential

SEARS - Tire Group
--------------------------------------------------------------------------------
WE NOW HAVE A SOLID FOUNDATION IN PLACE
--------------------------------------------------------------------------------



--Created and launched NTB Brand

--Opened 51 new stores in 1998

--Plan 30 new stores in 1999

--Developed a state of the art logistics network dedicated to the tire business

--Implemented new systems, including a business specific point-of-sale system

SEARS - Tire Group
--------------------------------------------------------------------------------
Our Compelling Business Model Will Drive Profitable
Returns
--------------------------------------------------------------------------------



--Leverage core assets with customers: Trust, Expertise and Value

--Focus on top line revenue growth

--Drive operational excellence in stores

--Strengthen unparalleled vendor relations and superior logistics

--Leverage strong proprietary brands, including
  DieHard